Exhibit 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



Michigan Bell Telephone Company
Detroit, Michigan


As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 28, 1994, included in this Form 10-K, into Michigan Bell Telephone
Company's previously filed Registration Statement File No. 33-
51169.



ARTHUR ANDERSEN & CO.




Detroit, Michigan
March 30, 1994